                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2001
                                 ---------------

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                              0-23970              77-0216135
      ---------------------------------------------------------------------
      (State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)                   File Number)        Identification No.)

                    125 Baylis Road, Melville, New York 11747
                    -----------------------------------------
                     Address of principal executive offices

            Registrant's telephone number, including area code: 631-777-5188
                                                                ------------

     Network Peripherals Inc., 2859 Bayview Drive, Fremont, California 94538
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On  August  23,  2001,  FalconStor  Software,  Inc.  issued  a press release,  which is set forth as Exhibit 99.1 to this Current Report,  announcing the completion of its merger with Network Peripherals Inc.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)         Exhibits

                        Exhibit No.        Exhibits

                        99.1               Press Release of FalconStor Software,
                                           Inc. dated August 23, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FALCONSTOR SOFTWARE, INC.

Dated: August 23, 2001                   By:   ReiJane Huai
                                               ---------------------------
                                         Name: ReiJane Huai
                                         Title:Chief Executive Officer and
                                               President